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                                  EXHIBIT 23.1

                         CONSENT OF DELOITTE & TOUCHE LLP
                          INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in this Registration Statement of BARRA, Inc. on Form S-8 of our report dated April 20, 2000, appearing in the Annual Report on Form 10-K of BARRA, Inc. for the year ended March 31, 2000.

/s/ Deloitte & Touche LLP
September 8, 2000